UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 11, 2021

KOSMOS ENERGY LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8176 Park Lane
Dallas,	Texas	75231
(Address of Principal Executive Offices)		(Zip Code)

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common Stock $0.01 par value	KOS	New York Stock Exchange
London Stock Exchange

Registrant’s telephone number, including area code: +1 214 445 9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of Kosmos Energy Ltd. (the “Company”) was held on June 9, 2021. There were 408,048,315 shares of common stock entitled to vote at the meeting, and a total of 337,703,145 shares of common stock (approximately 82.76%) were represented at the meeting. The proposals voted upon at the 2021 Annual Meeting of Stockholders and the final results of the vote on each proposal were as follows:

Proposal 1 – To elect the Class II directors to a three-year term to serve until the 2024 annual stockholders meeting.

Each nominee for director was elected by a vote of the stockholders as follows:

			Not Voted
Nominee	Votes For	Votes Withheld	(Broker Non-Votes)

Adebayo O. Ogunlesi	293,023,739	7,872,485	36,806,921
Deanna L. Goodwin	293,584,879	7,311,345	36,806,921

Proposal 2 - To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and to authorize the Company’s Audit Committee of the Board of Directors to determine their remuneration.

The proposal was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstain

336,776,152	906,117	20,876

Proposal 3 - To provide a non-binding, advisory vote to approve named executive officer compensation.

The compensation of the Company’s named executive officers was approved by a nonbinding, advisory vote of the stockholders as follows:

			Not Voted
Votes For	Votes Against	Abstain	(Broker Non-Votes)

292,776,779	7,986,843	132,602	36,806,921

Proposal 4 - To approve an amendment and restatement of the Kosmos Energy Ltd. Long Term Incentive Plan.

The proposal was approved by a vote of the stockholders as follows:

			Not Voted
Votes For	Votes Against	Abstain	(Broker Non-Votes)

296,559,657	4,148,916	187,651	36,806,921

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2021

KOSMOS ENERGY LTD.

By:	/s/ JASON E. DOUGHTY
Jason E. Doughty
Senior Vice President, General Counsel and Corporate Secretary

3